SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            FORM 8-K/A

                         CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         October 2, 2001
                        ----------------
                         Date of Report
                (Date of Earliest Event Reported)


                      EXPRESSO EXPRESS, INC.
         --------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


  Texas                     00-32691                   76-0676168
---------------           -----------               ------------------
(State or other           (Commission                (I.R.S. Employer
jurisdiction of           File Number)              Identification No.)
incorporation)


                   618 Cardiff, Irvine, CA 92606
             ----------------------------------------
             (Address of principal executive offices)

                           949-862-5842
                  -------------------------------
                   Registrant's telephone number

                     ILN PELHAM CORPORATION
              15007 Grove Gardens, Houston, TX 77082
           ---------------------------------------------
              (Former name and address of Registrant)



ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

(a) Pursuant to an Agreement and Plan of Reorganization dated October
2, 2001 the ("Plan"), between the Registrant ("the Company"); the sole shareholder of the Registrant; and Jennifer Baker, the sole owner of The Expresso Express ("Expresso Express"), as listed in the Plan
(see exhibit 2.1), the sole owner of Expresso Express became the controlling stockholder of the Registrant in a transaction viewed as an asset purchase. The Plan will be treated as an acquisition of Expresso Express for accounting purposes, and the effective date of the Plan was October 2, 2001.

The Plan was adopted, ratified and approved by the sole shareholder, officer and director of the Registrant, and by the sole owner of Expresso Express.

The source of the consideration used by the sole owner of Expresso Express to acquire her respective interest in the Registrant was the exchange of 100% of the assets and liabilities of Expresso Express for 20 million "unregistered" and "restricted" shares of $0.0001 par value common stock of the Registrant, pursuant to the Plan.

The basis of the "control" by the sole owner of Expresso Express is stock ownership. See the table below under Paragraph (b) of this Item.

The sole stockholder of the Registrant and the percentage of ownership of such outstanding voting securities of the Registrant prior to the completion of the Plan was ILN Industries, LLC, who owned 5,000,000 shares or 100%, as reported in the Registrant's 10-SB/12g, which has been filed with the Securities and Exchange Commission.

Pursuant to the Plan, the Registrant was required:

     1. To issue 20 Million "unregistered" and "restricted" shares of $0.0001 par value common stock as the sole consideration for the assets of Expresso Express;

     2. Following resignations, in seriatim, of the director and executive officers of the Registrant, to designate and elect, in seriatim, Jennifer Baker as President and Director; and Simon Gaunt as Secretary/Treasurer and director of the Registrant, to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their prior resignations or terminations.

Taking into account the shares issued for the assets of The Expresso Express, there will be 25 Million issued and outstanding shares of common stock of the Registrant as a result of the foregoing.

5 Million shares of $.0001 par value common stock has been transferred from Jennifer Baker to Simon Gaunt in regards to a previously negotiated contract prior to the business combination.

A copy of the Plan of Reorganization is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

(b) The following table contains information regarding the shareholdings of the Registrant's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each such person or entity):



                                 Number of shares of         Percent of
                                    Common Stock           Common  Stock
Name                             Beneficially Owned      Beneficially Owned
--------------------            --------------------     ---------------------
Jennifer Baker                       15 MILLION                 60%
618 Cardiff
Irvine, CA 92606

Simon Gaunt                           5 Million                 20%
999 Armidale Rd.
Nemingha, NSW 2340
Australia

ILN Industries, LLC                   5 MILLION                 20%
15007 Grove Gardens
Houston, TX 77082




ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 2, 2001 the Company fully consummated the acquisition of Expresso Express in accordance with the "Plan" described in Item 1 above. The consideration given for the assets of Expresso Express was the issuance of 20 Million "unregistered" and "restricted" shares of the Company's Stock. The transaction was consummated October 2, 2001. See Item 1 above for additional information regarding the transaction.

(a) See Item 1 of this Report. The consideration exchanged under the Plan was negotiated at "arms length" between the directors and executive officers of the Registrant and the sole owner of Expresso Express. Stockholders and Board of Directors of the Registrant used criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the future potential of Expresso Express; its management; and the potential benefit to the stockholders of the Registrant. The Board of Directors determined in his good faith that the consideration for the exchange was reasonable, under these circumstances.

No director, executive officer or person who may be deemed to be an affiliate of the Registrant had any direct or indirect interest in Expresso Express prior to the completion of the Plan.

(b) The Registrant, intends to continue the business operations formerly conducted by Expresso Express which are described below under the caption Business.

BUSINESS

The Registrant, having purchased the assets of The Expresso Express, will be engaged in the business of selling espresso based coffee drinks throughout the United States by means of drive-thru stands. The overall business goal of the Registrant is to become a top competitor in the espresso business and establishing a coffee culture where one does not currently exist.

The Registrant's mission is to provide customers with the finest quality espresso in a friendly and efficient manner. This will be accomplished through superior employee training and knowledge.

PLAN OF OPERATIONS

The Company's current plan is to concentrate initially on establishing espresso drive-thru facilities throughout California and then expanding across the United States in prime locations. The development and expansion of these drive-thru facilities will receive the majority of the company's management and financial resources, if and when the financial resources become available.

The Company's major marketing strategy will consist of competitive pricing in selling a superior product. Periodically, the Company will hold contests and promotions to increase customer loyalty and to introduce our products to new customers. Exhausting all resources, our promotional efforts will include internet, radio, print and television advertising.

To date, the Company's current business activities have consisted of developing a business plan, research, assembling a management team and pursuing financing.

DESCRIPTION OF PROPERTY

The Company owns only intellectual property and it's assets are based on the value of that property. The Company's executive offices are located in Irvine, CA. The Company acknowledges that the office space is sufficient for the near future. The intent of the Registrant is to move into a larger office space if and when operational financing is secured.

MANAGEMENT

Names                     Title or Position                      Ages
Jennifer Baker            President/CEO and director             26
Simon Gaunt               Treasurer/Secretary/COO and director   25
R. Michael Mendieta       CFO                                    **


RESUME

JENNIFER BAKER, President/Chief Executive Officer and Director. Jennifer Baker has been in the coffee business since 1995. Her experience includes working with companies such as The Espresso Connection and Shoreline Community College Espresso. Ms. Baker's extensive coffee and management experience will ensure that our customers will be served the finest quality espresso with superior customer service.

SIMON GAUNT, Treasurer/Secretary/Chief Operating Officer and Director. Simon Gaunt was a fibre optic components manufacturing team leader at JDS Uniphase. He has over 5 years management experience stemming from his time in the Australian Army. Mr. Gaunt graduated with his Bachelors degree in Electrical Engineering from the University of Western Sydney, Australia.


R. MICHAEL MENDIETA, Chief Financial Officer.
R. Michael Mendieta was the Director of Finance / Accounting, International Television Distribution for Sony Pictures Entertainment. Some of Mendieta's primary responsibilities were overseeing the annual budget, quarterly forecasts, and four-year plans for Sony Pictures Entertainment international revenues. He analyzes the financial impact of new agreements and business opportunities, oversees quarterly marketing reports for international marketing and oversees financial reporting for thirteen territories. Prior to working at Sony, Mr. Mendieta was the Director of Home Video & Television Reporting, International / Domestic for DreamWorks S.K.G. He prepared monthly internal and external financials in accordance with FAS 53, interfaced between operations, production, and corporate finance / accounting regarding contract administration and home video and television matters. Prior to DreamWorks S.K.G., Mr. Mendieta was Manager of Financial Reporting for A&M Records.



R. Michael Mendieta graduated from Bowling Green State University. with a Bachelors of Science degree in Business Administration majoring in Accounting with a minor in Computer Science. He graduated from the University of Southern California with a MBA in Entertainment Finance.



HENRY N. EHRLICH, Consultant, Marketing/Promotions.
Mr. Ehrlich formerly served for over 20 years as Paramount Studios' Senior Publicist, and has been serving as Executive Consultant for Paramount Studios' Motion Pictures Division for the past 16 years. Prior to that, Mr. Ehrlich was the formal President of The Publicist Guild of America and currently lectures for the University of Southern California and the University of California, Los Angeles.



JONATHAN COOPER, Consultant, Corporate Development.
Mr. Cooper, who is currently with Point of No Return Entertainment, was with the Global Corporate Strategy and Development Team for Level 3 Communications, Inc. For Level 3 Communications, Inc., his responsibilities included strategic support for M&A deals, market intelligence, and design of a market strategy for both the infrastructure (collocation and power) and session technology products (VoIP, Managed Modem, interactive gaming and presence), and creation and implementation of Level 3's channel strategy for the media and entertainment industry. Mr. Cooper was also a process consultant with Andersen Consulting (Accenture). At Andersen Consulting, he designed, built, and implemented Health Care applications for both PPO and HMO solutions.


MANAGEMENT RESPONSIBILITIES


As Chief Executive Officer (CEO), Jennifer Baker's duties will be to perform and oversee the management and expansion of
the Registrant. She will be responsible for establishing and maintaining a strong market competitor for the Company in the
coffee industry.   Ms. Baker will also be responsible for
building strong investment relationships and corporate development.


As Chief Operating Officer (COO), Simon Gaunt's duties will include helping the company remain versatile and competitive by maintaining the company's fresh approach in the coffee industry. Mr. Gaunt will oversee and ensure the implementation of the company operational and marketing strategies.


As Chief Financial Officer (CFO), R. Michael Mendieta will institute accounting and finance policies and procedures for the Company. He will solely responsible for creating and implementing business processes and integrated accounting software. Mr. Mendieta will oversee annual budget preparation and monthly budget variance analysis as well as manage accounting.


During the development stage each Executive will receive the following registered and unrestricted stock options pursuant to the filing of Form S-8.

Executive                                        Development Salary
Jennifer Baker, CEO                              250,000 Shares
Simon Gaunt, COO                                 250,000 Shares
Michael Mendieta, CFO                            187,500 Shares

RISK FACTORS

The Company has only a limited operating history in the coffee industry upon which an evaluation of the Company and its prospects can be based. There are established competitors and environmental factors such as snow, storms that can affect a drive thru location. Its prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies in the new and rapidly evolving markets. To address these risks, it must, in addition to other demands, respond to competitive developments. There can be no assurance that the Company will be successful in addressing such risks that are involved.

FUTURE CAPITAL REQUIREMENTS

Uncertainty of Future Funding.
The Company presently has extremely limited operating capital. It will require substantial funding in order to meet the goals and mission of the Company. Depending on the growth of the company and the acceptance of its products and services, the Company may need to raise additional funds for expansion throughout the USA. Such funding may be difficult to obtain due to a limited operating histroy. There can be no assurance that such additional funding will be made available to the Company, or if made available, that the terms will be satisfactory to the Company. Additionally, any equity funding will cause a substantial decrease in the proportional ownership interests of existing stockholders.

GOVERNMENT REGULATION

The Company is not currently subject to direct regulation by any government agency, other than regulations applicable to businesses generally.

LIMITED MARKET FOR COMMON STOCK

Any Market price that may develop for shares of common stock of the Company is likely to be very volatile, and factors such as success of lack thereof in developing and marketing the Company's products and services, competition, governmental regulation and fluctuations in operating results may all have a significant effect. In addition, the stock markets generally have experienced, and continue to experience, extreme price of many small capital companies and which have often been unrelated to the operating performance of these companies. These broad market fluctuations, as well as general economic and political conditions, may adversely affect the market price of the Company's common stock in any market that may develop.

DILUTION

Dilution usually results from the substantially lower prices paid by insiders for their securities in a company when compared with the price being paid by other investors. Financial Statements of the Company and the Pro Forma Combined Balance Sheets and Statements of Operations of the Registrant and The Expresso Express taking into account the completion of the Plan, and as described under Item 7 have not been completed to date. The issuance of the securities to The Expresso Express stockholders will substantially dilute the interest of other stockholders in the Registrant.

FUTURE SALES OF COMMON STOCK

There is presently no market for the shares of common stock of the Registrant. See the Risk Factor "Limited Market for Common Stock; Limited Market for Shares," above. Future sales of securities by the Board of Directors pursuant to Rule 144 of the Securities and Exchange Commission may have an adverse impact on any market, which may develop in the Registrant's securities. Presently, Rule 144 requires a one year holding period prior to public sale of "restricted securities" in accordance with this rule; the Directors could each sell (i) an amount equal to 1% of the total outstanding securities of the Registrant in any three month period or (ii) the average weekly reported volume of trading in such securities on all national securities and exchanges or reported through the automated quotation system of a registered securities association during the four calendar weeks preceding the filing of notice under Rule 144 (this computation is not available to OTC Bulletin Board companies), with the one year holding period to have commenced on October 2, 2001.

VOTING CONTROL

By virtue of their collective ownership of approximately 80% of the Registrant's outstanding voting securities, the current Directors have the ability to elect all of the Registrant's directors, who in turn elect all executive officers, without regard to the votes of other stockholders. Collectively, these persons may be deemed to have absolute control over the management and affairs of the Registrant.

DEPENDENCE ON KEY PERSONAL

The Registrant's performance is substantially dependent on the performance of its executive officers and key employees. Given the Registrant's early stage of development, the Registrant is dependent on its ability to retain and motivate high quality personnel, especially its current management. The Registrant does not have a "key person" life insurance policy on any of its employees. The loss of the services of any of its executive officers or other key employees could have a material adverse effect on the business, operating results or financial condition of the Registrant.

DIVIDENDS

The Registrant does not anticipate paying dividends on its common stock in the foreseeable future. Future dividends, if any, will depend upon the Registrant's earnings, if any, and subscribers who anticipate the need of cash dividends from their investment should refrain from the purchase of the Shares being offered hereby.

PENNY STOCK

The Registrant's securities are deemed to be "penny stock" as defined in Rule 3a51-1 of the Securities and Exchange Commission; This designation may have an adverse effect on the development of any public market for the Registrant's shares of common stock or, if such a market develops, its continuation, as broker-dealers are required to personally determine whether an investment in the securities is suitable for customers prior to any solicitation of any offer to purchase these securities.

Penny stocks are securities (i) with a price of less than five dollars per share; (ii) that are not traded on a "recognized" national exchange;
(iii) whose prices are not quoted on the NASDAQ automated quotation system (NASDAQ-listed stocks must still meet requirement (i) above);
or (iv) of an issuer with net tangible assets less than $2,000,000
(if issuer has been in continuous operation for at least three years) or $5,000.000 (if in continuous operation for less than three years), or with average annual revenues of less than $6,000,000 for the last three years.

Section 15 (g) of the Securities Exchange Act of 1934, as amended, and Rule 15g-2 of the Securities and Exchange Commission require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account. Potential investors in the Registrant's common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock".

Further, Rule 15g-9 of the Securities and Exchange Commission requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for purchasers of the Registrant's common stock to resell their shares to third parties or to otherwise dispose of them.

IMDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

The Bylaws of the Registrant provide for indemnification to the fullest extent allowed under the Texas Business Corporations Act. Generally, under this Act, a corporation has the power to indemnify any person who is made a party to any civil, criminal, administrative or investigative proceeding, other than action by or any right of the corporation, by reason of the fact that such person was a director, officer, employee or agent of the corporation, against expenses, including reasonable attorney's fees, judgments, fines and amounts paid in settlement of any such actions; provided, however, in any criminal proceeding, the indemnified person shall have had no reason to believe the conduct committed was unlawful. It is the position of the Securities and Exchange Commission that indemnification against liabilities for violations of the federal securities laws, rules and regulations is against public policy.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

        Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not applicable.

ITEM 5.  OTHER EVENTS

        See Item 1.

ITEM 6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     The sole officer and director of ILN Pelham Corporation resigned as an officer and director of ILN Pelham Corporation effective upon completion of the Acquisition.

ITEM 7.  FINANCIAL STATEMENTS

(a) Financial Statements of Businesses Acquired.

     Financial Statements are being prepared and will be filed as an amendment to this Form 8-k within 60 days of the date October 16, 2001.

(b) Pro Forma Financial Information.

     Combined Balance Sheets, Combined Statements of Operations of
ILN Pelham Corporation and Expresso Express are being prepared and will be filed within 60 days of the date October 16, 2001.

ITEM 8.  CHANGE IN FISCAL YEAR

      Not Applicable

EXHIBITS

2.1. Agreement and Plan of Reorganization between The Expresso Express and ILN Pelham Corporation.

3.1. Certificate of Amendment to Articles of Incorporation of ILN Pelham Corporation.

3.2.   Minute of Special Meeting of ILN Pelham Corporation



SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/a to be signed on its behalf by the undersigned hereunto duly authorized.




                                      EXPRESSO EXPRESS, INC.


  November 8, 2001                     By /s/ Jennifer Baker
                                     --------------------------------
                                      Jennifer Baker, President



Exhibit 2.1

     Date: October 2, 2001


     AGREEMENT AND PLAN OF REORGANIZATION among ILN Pelham Corporation, a Texas Corporation ("Pelham" or "Registrant"); ILN Industries, LLC, a Texas Limited Liability Company hereof (the "Pelham Shareholder"), being the owner of record of all of the issued and outstanding stock of Pelham; and Jennifer Baker [dba "The Expresso Express" ("Expresso Express")], a Sole Proprietorship.


     WHEREAS, the Board of Directors of Pelham and the sole proprietor dba Expresso Express have adopted resolutions pursuant to which Pelham shall acquire and Expresso Express shall exchange all the assets described in Exhibit B hereof (hereinafter, respectively, the "Assets") which is incorporated herein by reference;



     WHEREAS, the sole consideration for the Assets shall be the issuance of 20,000,000 shares of "unregistered" and "restricted" $0.0001 par value common stock of Pelham;


     WHEREAS, ILN Industries, LLC, after the effectuation of this plan, will transfer its 5,000,000 shares of $0.0001 par value common stock of Pelham (issued originally on April 2, 2001) to the Registrant for cancellation. The Registrant will then reissue to ILN Industries, LLC 5,000,000 "unregistered" and "restricted" shares of $0.0001 par value common stock of the Registrant;


     WHEREAS, all common stock issued regarding this plan be deemed validly issued, fully paid and non-assessable; and



     WHEREAS, Expresso Express shall acquire in exchange such shares of the Company in a reorganization within the meaning of
Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended.


     NOW, THEREFORE, Pelham, Expresso Express, and the Shareholders of Pelham shall adopt this plan of reorganization and agree as follows:

     1.  PURCHASE AND SALE OF ASSETS

     1.1. PURCHASE AND SALE. Pelham hereby agrees to acquire and Expresso Express hereby agrees to exchange all of the Assets owned by Expresso Express as of September 30, 2001.

     1.2. CONSIDERATION FOR THE ASSETS. The consideration paid for the Assets shall consist solely of 20,000,000 "unregistered" and "restricted" shares of $0.0001 par value common stock of Pelham to be issued in exchange therefore.

     1.3. DELIVERY OF SHARES. Upon the execution and delivery by Expresso Express of an assignment or assignments and other instruments required or necessary to transfer the Assets to Pelham, the Pelham shareholder shall deliver one stock certificate to Expresso Express in the amount set opposite of her respective names as listed on Exhibit A hereto representing 20,000,000 "restricted" and "unregistered" shares of common stock of Pelham in the aggregate.

     1.4. FURTHER ASSURANCES. At the Closing and from time to time thereafter, Expresso Express shall execute such additional instruments and take such other action as Pelham may request in order to exchange and transfer clear title and ownership in the Assets to Pelham.

     1.5. RESIGNATION OF PRESENT DIRECTORS AND EXECUTIVE OFFICERS AND DESIGNATION OF NEW DIRECTORS AND EXECUTIVE OFFICERS. On Closing,
Henry Jan shall resign as director and officers of Pelham and designate the directors and executive officers nominated by Jennifer Baker to serve in their place and stead, until the next respective annual meetings of the stockholders and Board of Directors of Pelham, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations, who shall be: Jennifer Baker, President and Director; and Simon Gaunt, Treasurer, Secretary and Director.

     1.6. CHANGE OF NAME. The signatures of the sole Pelham shareholder and Director in this Plan shall represent an unanimous written consent to change the Company name "Pelham" to "Expresso Express, Inc." or, if unavailable in the State of Texas, any name similar to, by amending the Articles of Incorporation.

     1.7. CLOSING. The Plan will be deemed to be closed on receipt of the Signature of Jennifer Baker, the sole proprietor dba Expresso
Express.

     2.0.  CLOSING.

     2.1. PLACE. The Closing contemplated herein shall be held at the offices of ILN Industries, LLC 15007 Grove Gardens, Houston, TX 77082, unless another place or time is agreed upon in writing by the parties without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. The date of Closing may be accelerated or extended by agreement of the parties.

     2.2. EXECUTION OF DOCUMENTS. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

     3.0.  REPRESENTATIONS AND WARRANTIES OF PELHAM

     Pelham represents and warrants as follows:

     3.1. CORPORATE ORGANIZATION AND GOOD STANDING. Pelham is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas, and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

     3.2.  REPORTING COMPANY STATUS.  Pelham has filed with the
Securities and Exchange Commission a registration statement on Form 10-SB which became effective pursuant to the Securities Exchange Act of 1934 and is a reporting company pursuant to Section 12(g) thereunder.

     3.3. REPORTING COMPANY FILINGS. Pelham has timely filed and is current on all reports required to be filed by it pursuant to Section 13 of the Securities Exchange Act of 1934.

     3.4. CAPITALIZATION. Pelham's authorized capital stock consists of 100,000,000 shares of Common Stock, $.0001 par value, of which 5,000,000 shares are issued and outstanding, and 20,000,000 shares of non-designated preferred stock of which no shares are designated or issued.

     3.5. ISSUED STOCK. All the outstanding shares of its Common Stock are duly authorized and validly issued and non-assessable.

     3.6. STOCK RIGHTS. Except as set out by attached schedule, there are no stock grants, options, rights, warrants or other rights to purchase or obtain Pelham Common or Preferred Stock issued or committed to be issued.

     3.7. CORPORATE AUTHORITY. Pelham has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this agreement and all other agreements and instruments related to this agreement.

     3.8. AUTHORIZATION. Execution of this agreement has been duly authorized and approved by Pelham's board of directors.

     3.9. SUBSIDIARIES. Except as set out by attached schedule, Pelham has no subsidiaries.

     3.10. FINANCIAL STATEMENTS. Pelham's financial statements dated April 30, 2001(the "Pelham Financial Statements"), fairly present the financial condition of Pelham as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

     3.11. ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in the Pelham Financial Statements, Pelham did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

     3.12. NO MATERIAL CHANGES. Except as set out by attached schedule, there has been no material adverse change in the business, properties, or financial condition of Pelham since the date of the Pelham Financial Statements.

     3.13. LITIGATION. Except as set out by attached schedule, there is not, to the knowledge of Pelham, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Pelham or against any of its officers.

     3.14. CONTRACTS. Except as set out by attached schedule, Pelham is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part after the date of this agreement.

     3.15. TITLE. Except as set out by attached schedule, Pelham has good and marketable title to all the real property and good and valid title to all other property included in the Pelham Financial Statements. Except as set out in the balance sheet thereof, the properties of Pelham are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of Pelham.

     3.16. TAX RETURNS. Except as set out by attached schedule, all required tax returns for federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by Pelham for all years for which such returns are due unless an extension for filing any such return has been filed. Any and all federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. The provisions for federal and state taxes reflected in the Pelham Financial Statements are adequate to cover any such taxes that may be assessed against Pelham in respect of its business and its operations during the periods covered by the Pelham Financial Statements and all prior periods.

     3.17. NO VIOLATION. Consummation of the Acquisition will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Pelham is subject or by which Pelham is bound.


     4.0. REPRESENTATIONS AND WARRANTIES OF THE PELHAM SHAREHOLDERS

     The Shareholders, individually and separately, represent and warrant as follows:

     4.1. TITLE TO SHARES. The Shareholders, and each of them, are the owners, free and clear of any liens and encumbrances, of the number of Pelham shares which are listed in the attached schedule and which they have contracted to transfer.

     4.2. LITIGATION. There is no litigation or proceeding pending, or to each Shareholder's knowledge threatened, against or relating shares of Pelham held by the Shareholders.


     5.0. REPRESENTATIONS AND WARRANTIES OF EXPRESSO EXPRESS

     Expresso Express represents and warrants as followed:

     5.1. OWNERSHIP. Expresso Express owns the Assets, free and clear of any liens or encumbrances of any type or nature whatsoever, except the Liabilities, and Expresso Express has full right, power and authority to convey these Assets without qualification.

     5.2. CONDITION OF THE ASSETS. At the time of Closing, the Assets shall be in good and marketable condition, suitable for the uses for which they were intended and, reasonable wear and tear excepted, shall be free of any material defect.

     5.3. CORPORATE AUTHORITY. Expresso Express has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this agreement.

     5.4. FINANCIAL STATEMENTS. Expresso Express's financial statements dated as of September 30, 2001, copies of which will have been delivered by Expresso Express to Pelham prior to the Acquisition Date ("Expresso Express Financial Statements"), fairly present the financial condition of Expresso Express as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

     5.8. ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in the Expresso Express Financial Statements, Expresso Express did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

     5.9. NO MATERIAL CHANGES. Except as set out by attached schedule, there has been no material adverse change in the business, properties, or financial condition of Expresso Express since the date of the Expresso Express Financial Statements.

     5.10. LITIGATION. Except as set out by attached schedule, there is not, to the knowledge of Expresso Express, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Expresso Express.

     5.11. CONTRACTS. Except as set out by attached schedule, Expresso Express is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this agreement.

     5.12. TITLE. Except as set out by attached schedule, Expresso Express has good and marketable title to all the real property and good and valid title to all other property included in the Expresso Express Financial Statements. Except as set out in the balance sheet thereof, the properties of Expresso Express are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of Expresso Express.

     5.13. TAX RETURNS. Except as set out by attached schedule, all required tax returns for federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by Expresso Express for all years for which such returns are due unless an extension for filing any such return has been filed. Any and all federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. The provisions for federal and state taxes reflected in the Expresso Express Financial Statements are adequate to cover any such taxes that may be assessed against Jennifer Baker in respect of its business and its operations during the periods covered by the Expresso Express Financial Statements and all prior periods

     5.14. NO VIOLATION. Consummation of the Acquisition will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Expresso Express is subject or by which Expresso Express is bound.

     6.0. CONDITIONS PRECEDENT TO OBLIGATIONS OF EXPRESSO EXPRESS

     All obligations of Expresso Express under this Plan are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

     6.1. REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties of Pelham contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

     6.2. DUE PERFORMANCE. Pelham shall have performed and complied with all of the terms and conditions required by this Plan to be performed or complied with by it before the Closing.

     6.3. OFFICERS' CERTIFICATE. Expresso Express shall have been furnished with a certificate signed by the President of Pelham, in such capacity, attached hereto as Exhibit H and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of Pelham contained herein are true and correct; and (2) that since the date of the financial statements (Exhibits C), there has been no material adverse change in the financial condition, business or properties of Pelham, taken as a whole.

     6.4. ASSETS AND LIABILITIES OF PELHAM. Unless otherwise agreed, Pelham shall have no assets and no liabilities at Closing, and all costs, expenses and fees incident to the Plan shall have been paid.

     6.5. RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS AND DESIGNATION OF NEW DIRECTORS AND EXECUTIVE OFFICERS. The present directors and executive officers of Pelham shall resign, and shall have designated nominees of Expresso Express as outlined in Section
1.5 hereof as directors and executive officers of Pelham to serve in their place and stead, until the next respective annual meetings of the stockholders and Board of Directors of Pelham, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations.

     7.0. CONDITIONS PRECEDENT TO OBLIGATIONS OF PELHAM

     All obligations of Pelham under this Plan are subject, at Pelham's option, to the fulfillment, before or at the Closing, of each of the following conditions:

     7.1. REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties of Expresso Express contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

     7.2. DUE PERFORMANCE. Expresso Express shall have performed and complied with all of the terms and conditions required by this Plan to be performed or complied with by them before the Closing.

     7.3. OFFICERS' CERTIFICATE. Pelham shall have been furnished with a certificate signed by the sole proprietor dba Expresso Express, in such capacity, attached hereto as Exhibit I and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of Expresso Express are true and correct; and (2) that since the date of the financial statements (Exhibit E), there has been no material adverse change in the financial condition, business or properties of Expresso Express, taken as a whole.

     7.4. BOOKS AND RECORDS.  Expresso Express shall have caused
Expresso Express to make available all books and records of Expresso Express; provided, however, only to the extent requested in writing by Pelham at Closing.

     8.0. TERMINATION

     8.1. TERMINATING THE PLAN. Prior to Closing, this Plan may be terminated (1) by mutual consent in writing;(2) by either the sole director of Pelham or the sole proprietor dba Expresso Express, if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; or (3) by either the sole director of Pelham or the sole proprietor dba Expresso Express if the Closing shall not have taken place, unless adjourned to a later date by mutual consent in writing, by the date fixed in Section 2.

     9.0. ARBITRATION

     9.1. SCOPE. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association within the State of Texas.

     9.2. CONSENT TO JURISDICTION, SITUS AND JUDGEMENT. The parties hereby irrevocably consent to the jurisdiction of the American Arbitration Association and the situs of the arbitration (and any requests for injunctive or other equitable relief) within the State of Texas. Any award in arbitration may be entered in any domestic or foreign court having jurisdiction over the enforcement of such awards.

     9.3. APPLICABLE LAW. The law applicable to the arbitration and this agreement shall be that of the State of Texas, determined without regard to its provisions which would otherwise apply to a question of conflict of laws.

     9.4. DISCLOSURE AND DISCOVERY. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

     9.5. RULES OF LAW. Regardless of any practices of arbitration to the contrary, the arbitrator will apply the rules of contract and other law of the jurisdiction whose law applies to the arbitration so that the decision of the arbitrator will be, as much as possible, the same as if the dispute had been determined by a court of competent jurisdiction.

     9.6. FINALITY AND FEES. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law or the failure of the arbitrator to adhere to the arbitration provisions contained in this agreement. Each party to the arbitration shall pay its own costs and counsel fees except as specifically provided otherwise in this agreement.

     9.7. MEASURE OF DAMAGES. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and\or securities issued or to be issued and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

     9.8. COVENANT NOT TO SUE. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

     9.9. INTENTION. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, whether in regard to this agreement or any other matter, from whatever cause, based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

     9.10. SURVIVAL. The provisions for arbitration contained herein shall survive the termination of this agreement for any reason.

     10.0. GENERAL PROVISIONS.

     10.1. FURTHER ASSURANCES. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this agreement.

     10.2. WAIVER. Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

     10.3. BROKERS. Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

     10.4. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

If to Expresso Express, to:

Expresso Express
618 Cardiff
Irvine, CA 92606


If to Pelham, to:

ILN Pelham Corporation
C/O ILN Industries
P.O. Box 6162
Burbank, CA 91510


If to the Shareholders, to:

ILN Industries, LLC
P.O. Box 6162
Burbank, CA 91510


     10.5. GOVERNING LAW. This agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

     10.6. ASSIGNMENT. This agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this agreement without the written consent of the other party shall be void.

     10.7. COUNTERPARTS. This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

     10.8. REVIEW OF AGREEMENT. Each party acknowledges that it has had time to review this agreement and, as desired, consult with counsel. In the interpretation of this agreement, no adverse presumption shall be made against any party on the basis that it has prepared, or participated in the preparation of, this agreement.

     10.9. NO REVERSE SPLIT. All stockholders of Pelham, including those to receive shares pursuant to Section 1.3 hereof, shall be protected against any reverse split that occurs in the reorganized company for a period of two years following Closing, and in the event of any such reverse split, such stockholders shall be entitled to have the reorganized company issue them additional shares to increase their respective stock holdings as though such reverse split had never been effected.

     10.10. SCHEDULES. All schedules attached hereto, if any, shall be acknowledged by each party by signature or initials thereon.

     IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Reorganization effective the day and year first above written.


ILN PELHAM CORPORATION


Date: 10-02-01                 /s/ Henry Jan
                                   Henry L. Jan, President




SHAREHOLDER OF ILN PELHAM CORPORATION


Date:10-02-01                 /s/ Henry Jan
                                  Henry L. Jan, Executive Director
                                  ILN Industries, LLC


THE EXPRESSO EXPRESS


Date:10-02-01                 /s/ Jennifer Baker
                                  Jennifer Baker, Owner





                              EXHIBIT A



                     THE EXPRESSO EXPRESS OWNERSHIP

Name and Address              Ownership of              Number of Common
                            Expresso Express         Shares of Pelham to be
                                                      Received in Exchange
Jennifer Baker                   100%                     20,000,000
618 Cardiff
Irvine, CA 92606





                              EXHIBIT B

                           EXPRESSO EXPRESS
                             618 CARDIFF
                           IRVINE, CA 92606


                      ASSETS OF EXPRESSO EXPRESS


                       AS OF SEPTEMBER 30, 2001





               1) "The Expresso Express" business plan

               2) "The Expresso Express" drink recipes

               3) "The Expresso Express" employee handbook

               4) Internet Domain Name "www.expressoexpress.com"






                             EXHIBIT C


                       ILN PELHAM CORPORATION
                    (A DEVELOPMENT STAGE COMPANY)
                        FINANCIAL STATEMENTS
                        AS OF APRIL 30, 2001



                       ILN PELHAM CORPORATION
                    (A DEVELOPMENT STAGE COMPANY)


                              CONTENTS

                                                              Page
                                                              ----

INDEPENDENT AUDITOR'S REPORT                                   F-2

FINANCIAL STATEMENTS

  Balance Sheet                                                F-3

  Statement of Loss and Accumulated Deficit During             F-4
  the Development Stage

  Statement of Cash Flows                                      F-5

  Statement of Stockholder's Equity                            F-6

NOTES TO FINANCIAL STATEMENTS                           F-7 to F-9

                                F-1



                    Independent Auditor's Report
                    ----------------------------


Stockholders and Board of Directors
ILN Pelham Corporation (A Development Stage Company)
Houston, Texas

We have audited the accompanying balance sheet of ILN Pelham Corporation (A Development Stage Company), as of April 30, 2001, and the related statements of loss and accumulated deficit during the development stage, cash flows, and stockholder's equity for the period from inception (April 2, 2001) to April 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ILN
Pelham Corporation (A Development Stage Company) at April 30,
2001, and the results of its operations and its cash flows for the period from inception (April 2, 2001) to April 30, 2001, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has incurred a loss of $1,238 from inception (April 2, 2001) to April 30, 2001, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                      /s/ Dohan and Company, CPA's

May 2, 2001
Miami, Florida

                                F-2


ILN PELHAM CORPORATION
(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET
April 30, 2001

ASSETS

Deferred tax asset, less valuation allowance of $186         $   -
TOTAL ASSETS                                                 $   -
                                                             =========



LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES                                                  $   -
                                                             ---------
      TOTAL LIABILITIES                                          -
                                                             ---------
COMMITMENTS AND CONTINGENCIES (NOTE 4)

STOCKHOLDER'S EQUITY

   Preferred Stock, $.0001 par value, 20,000,000 shares
      authorized; none outstanding                           $   -
   Common Stock, $.0001 par value, 100,000,000 shares
      authorized; 5,000,000 shares issued and outstanding        500
   Additional paid-in capital                                  1,738
   Stock subscription receivable                              (1,000)
   Deficit accumulated during the development stage           (1,238)
                                                             ---------
      TOTAL STOCKHOLDER'S EQUITY                                 -
                                                             ---------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                   $   -
                                                             =========

See accompanying notes.

                                 F-3



ILN PELHAM CORPORATION
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF LOSS AND ACCUMULATED DEFICIT DURING THE DEVELOPMENT STAGE
For the period from inception (April 2, 2001) to April 30, 2001

EXPENSES
    Organizational expenses                                  $   300
    Professional fees                                            938
                                                             ---------
NET LOSS BEFORE INCOME TAX                                   $(1,238)

INCOME TAXES                                                     -
                                                             ---------
NET LOSS AND ACCUMULATED DEFICIT DURING THE
DEVELOPMENT STAGE                                           $(1,238)
                                                             =========
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
(BASIC AND DILUTED)                                          5,000,000
                                                             =========
NET LOSS PER SHARE (BASIC AND DILUTED)                       $ (0.00)
                                                             =========

See accompanying notes.

                                 F-4


ILN PELHAM CORPORATION
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOWS
For the period from inception (April 2, 2001) to April 30,2001

CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                  $(1,238)
                                                              ---------
        NET CASH USED BY OPERATING ACTIVITES                   (1,238)
                                                              ---------

CASH FLOWS FROM FINANCING ACTIVITIES
    Capital Contributed                                         1,238
                                                              ---------
       NET CASH PROVIDED BY FINANCING ACTIVITIES                1,238
                                                              ---------
NET INCREASE IN CASH AND EQUIVALENTS FOR THE PERIOD
    AND CUMULATIVE DURING THE DEVELOPMENT STAGE                   -

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                   -
                                                              ---------
CASH AND CASH EQUIVALENTS - END OF PERIOD                     $   -
                                                              =========
SUPPLEMENTAL DISCLOSURES
    Interest paid                                             $   -
    Income taxes paid                                         $   -

SUPPLEMENTAL DISCLOSURES OF NON-CASH FINANCING ACTIVITIES
    Common stock issued for stock subscriptions receivable    $ 1,000
                                                              ---------

See accompanying notes.

                                 F-5


ILN PELHAM CORPORATION
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF STOCKHOLDER'S EQUITY

                                                                      Accumulated
                                                                        Deficit
                           Common Stock      Additional    Stock      During the     Total
                       --------------------   Paid-In   Subscription  Development Stockholder's
Description             Shares      Amount    Capital    Receivable      Stage       Equity
-----------------------------------------------------------------------------------------------
Common stock issued
 for cash               5,000,000   $ 500     $   500    $(1,000)       -

Contributed capital       -           -         1,238       -           -           1,238

Net loss and cumulative
 loss during the
 development stage        -           -          -                    (1,238)      (1,238)
-----------------------------------------------------------------------------------------------
BALANCE,
 April 30, 2001         5,000,000   $ 500     $ 1,738    $(1,000)    $(1,238)      $  -
===============================================================================================

See accompanying notes.

                                F-6



NOTE 1.  BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        BUSINESS ACTIVITY

        ILN Pelham Corporation (A Development Stage Company)(the Company) was incorporated in Texas on April 2, 2001, to serve as a vehicle to effect a merger, exchange of capital stock, asset acquisition or other business combination with a domestic or foreign private business. At April 30, 2001, the Company had not yet commenced any formal business operations. The Company's fiscal year end is December 31.

        The Company's ability to commence operations is contingent upon its ability to identify a prospective target business and raise the capital it will require through the issuance of equity securities, debt securities, bank borrowings or a combination thereof.

        USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

        INCOME TAXES

        The Company follows Statement of Financial Accounting Standards No. 109 (FAS 109), "Accounting for Income Taxes". FAS 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of the difference in events that have been recognized in the Company's financial statements compared to the tax returns.

        ADVERTISING

        Advertising costs will be expensed as incurred.

        NET LOSS PER COMMON SHARE

        Basic net loss per common share is computed by dividing net loss applicable to common shareholders by the weighted-average number of common shares outstanding during the period.
        Diluted net loss per common share is determined using the weighted-average number of common shares outstanding during the period, adjusted for the dilutive effect of common stock equivalents, consisting of shares that might be issued upon exercise of common stock options. In periods where losses are reported, the weighted-average number of common shares outstanding excludes common stock equivalents, because their inclusion would be anti-dilutive.

        CASH AND CASH EQUIVALENTS

        The company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

        DEVELOPMENT STAGE COMPANY

        The Company has been devoting its efforts to activities such as raising capital, establishing sources of information, and developing markets for its planned operations. The Company has not yet generated any revenues and, as such, it is considered a development stage company.

                                 F-7



NOTE 2.  RELATED PARTY TRANSACTIONS

        The Company issued 5,000,000 shares of common stock to ILN Industries, LLC, which is 100% owned by the President and sole director of the Company in April 2001. These shares were issued for a total value of $1,000.

        ILN Industries, LLC, the Company's sole shareholder contributed capital in the amount of $1,238, per a signed agreement dated April 2, 2001. The agreement calls for ILN Industries, LLC to provide the following services, without reimbursement from the Company, until the Company enters into a business combination as described in Note 1:

          a.  Location and review of potential target companies
          b. Payment of all corporate, organizational, and other costs incurred by the Company.

NOTE 3.  INCOME TAXES

        At April 30, 2001, the Company had a net operating loss of approximately $1,238. This loss may be used offset federal income taxes in future periods. However, if subsequently there are ownership changes in the Company, as defined in
        Section 382 of the Internal Revenue Code, the Company's ability to utilize net operating losses available before the ownership change may be restricted to a percentage of the market value of the Company at the time of the ownership change. Therefore, substantial net operating loss carryforwards could, in all likelihood, be limited or eliminated in future years due to a change in ownership as defined in the Code. The utilization of the remaining carryforwards is dependent on the Company's ability to generate sufficient taxable income during the carryforward periods and no further significant changes in ownership.

        The Company computes deferred income taxes under the provisions of FASB Statement No. 109 (SFAS 109), which requires the use of an asset and liability method of accounting for income taxes. SFAS No. 109 provides for the recognition and measurement of deferred income tax benefits based on the likelihood of their realization in future years. A valuation allowance must be established to reduce deferred income tax benefits if it is more likely than not that, a portion of the deferred income tax benefits will not be realized. It is Management's opinion that the entire deferred tax benefit of $186 resulting from the net operating loss may not be recognized in future periods. Therefore, a valuation allowance equal to the deferred tax benefit of $186 has been established, resulting in no deferred tax benefits as of the balance sheet date.

NOTE 4.  GOING CONCERN AND MANAGEMENT'S PLANS

        As shown in the accompanying financial statements, the Company incurred a net loss of $1,238 for the period from inception (April 2, 2001) to April 30, 2001. The ability of the Company to continue as a going concern is dependent upon its ability to obtain financing and achieve profitable operations. The Company anticipates meeting its cash requirements through the financial support of its shareholders until such time as it finds a merger partner. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

                                 F-8



NOTE 5.  STOCKHOLDER'S EQUITY

        SALE OF SHARES

        In April 2001, the Company issued 5,000,000 shares of common stock for a total of $1,000. A stock subscription receivable was recorded in connection with this transaction.

        CAPITAL CONTRIBUTED

        In April 2001, the sole shareholder of the Company contributed $1,238 to pay for the Company's organizational expenses and audit fees.

        PREFERRED STOCK

        The Board of Directors is authorized to establish the rights and preferences of preferred stock. To date, the Board of Directors has not established those rights and preferences.

                                 F-9


                             EXHIBIT D


                               None.



                             EXHIBIT E

                          EXPRESSO EXPRESS
                            618 CARDIFF
                         IRVINE, CA 92606

                  From Inception (September 14, 2001)
                        to September 30, 2001


                           BALANCE SHEET
                            (UNAUDITED)


    ASSETS

    CURRENT ASSETS
      Cash                                      $   -

    FIXED ASSETS
      Tangible Assets                           $   -
      Intangible Assets
      (drink recipes, business plan
      employee handbook, internet
      domain)                                   $ 5,050

      TOTAL ASSETS                              $ 5,050
                                                ========


    LIABILITIES                                 $   -
                                                --------
      TOTAL LIABILITIES                             -
                                                ========




                              EXHIBIT G


        ACKNOWLEDGEMENT AND APPROVAL OF TERMS AND CONDITIONS

     Pursuant to that certain Agreement and Plan of Reorganization
(the "Plan") between the undersigned, The Expresso Express ("Expresso Express") and Pelham, I acknowledge that I have approved this exchange; that I am aware of all of the terms and conditions of the Plan; that I have received and personally reviewed a copy of the Plan and any and all material documents regarding the Company. I represent and warrant that I have sufficient knowledge and experience to understand the nature of the exchange and am fully capable of bearing the economic risk of the loss of my entire cost basis.

     I further understand that immediately prior to the completion of the Plan, Pelham had no assets and no liabilities, of any measurable value, and that in actuality, the completion of the Plan and the exchange of my assets of Expresso Express for shares of Pelham results in a decrease in the actual percentage of ownership of Expresso Express prior to the completion of the Plan.

     I understand that you have and will make books and records of your Company available to me for my inspection in connection with the contemplated exchange of my shares, options or warrants, and that I have been encouraged to review the information and ask any questions I may have concerning the information of any director or officer of the Company or of accounting firms for the Company. I understand that the accountant for the Company is Dohan and Company, 7700 North Kendall Drive, #204, Miami, FL, 33156-7564, Telephone (305) 274-1366.
I further understand that, upon the completion of the Plan, no accountant, attorney, employee or consultant will have any claim of any kind against the Company for any event or occurrence on or prior to the completion of the Plan.

     I also understand that I must bear the economic risk of ownership for any shares issued to me for a long period of time, the minimum of which will be one (1) year, as these shares are "unregistered" and "restricted" shares and may not be sold unless any subsequent offer or sale is registered with the United States Securities and Exchange Commission or otherwise exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), or other applicable laws, rules and regulations.

     I intend that you rely on all of my representations made herein and those in the personal questionnaire (if applicable) I provided to Jennifer Baker for use by Pelham as they are made to induce you to issue me the shares of Pelham under the Plan, and I further represent (of my personal knowledge or by virtue of my reliance on one or more personal representatives), and agree as follows, to-wit:

     1. That the shares being acquired are being received for investment purposes and not with a view Toward further distribution;

     2. That I have a full and complete understanding of the phrase "for investment purposes and not with a view toward further distribution";

     3. That I understand the meaning of "restricted" and "unregistered" shares and know that they are not freely tradeable;

     4. That any stock certificate issued by you to me in connection with the shares being acquired shall be imprinted with a legend restricting the sale, assignment, hypothecation or other disposition unless it can be made in accordance with applicable laws, rules and regulations;

     5. I agree that the stock transfer records of your Company shall reflect that I have requested the Company not to effect any transfer of any stock certificate representing any of the shares being acquired 182unless I shall first have obtained an opinion of legal counsel to the effect that the shares may be sold in accordance with applicable laws, rules and regulations, and I understand that any opinion must be from legal counsel satisfactory to the Company and, regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the shares;

     6. That I shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares, options or warrants being acquired except as may be pursuant to any applicable laws, rules and regulations;

     7. I fully understand that my shares which are being exchanged for shares of the Company are "risk capital," and I am fully capable of bearing the economic risks attendant to this investment, without qualification; and

     8. I also understand that without approval of counsel for Pelham, all shares of Pelham to be issued and delivered to me shall be represented by one certificate only and which such certificate shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:

        The shares, options or warrants of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Act.

THE EXPRESSO EXPRESS


Date:10-02-01                 /s/ Jennifer Baker
                                  Jennifer Baker, Owner



                               EXHIBIT H


              CERTIFICATE OF OFFICER PURSUANT TO

             AGREEMENT AND PLAN OF REORGANIZATION


     The undersigned, the President of ILN Pelham Corporation, a
Texas corporation ("Pelham"), represents and warrants the following as required by the Agreement and Plan of Reorganization
(the  "Plan") between Pelham; the Pelham Stockholders; and The
Expresso Express ("Expresso Express"), to-wit:

     1. That the undersigned, Henry Jan, is the President of Pelham and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to Expresso Express;

     2. Based upon the personal knowledge, information and belief of the undersigned and opinions of counsel for Pelham regarding the Plan:

     (i) All representations and warranties of Pelham contained within the Plan are true and correct;

     (ii) Pelham has complied with all terms and provisions required of it pursuant to the Plan; and

     (iii) There have been no material adverse changes in the financial position of Pelham as set forth in its financial statements for the period ending April 30, 2001, except as set forth in Exhibit D to the Plan.


ILN PELHAM CORPORATION

/s/ Henry Jan
    Henry L. Jan, President



                             EXHIBIT I


              CERTIFICATE OF OFFICER PURSUANT TO

             AGREEMENT AND PLAN OF REORGANIZATION


     The undersigned, the sole proprietor dba The Expresso Express ("Expresso Express"), represents and warrants the following as required by the Agreement and Plan of Reorganization (the "Plan") between Expresso Express; ILN Pelham Corporation, a Texas Corporation ("Pelham"); and the Pelham Stockholders to-wit:

     1. That the undersigned, Jennifer Baker, is the sole proprietor dba Expresso Express and is authorized to execute and deliver this Certificate to Pelham and the Pelham Stockholders;

     2. Based upon the personal knowledge, information and belief of the undersigned and opinions of counsel for Expresso Express regarding the Plan:

     (i) All representations and warranties of Expresso Express contained within the Plan are true and correct;

     (ii) Expresso Express has complied with all terms and provisions required of it pursuant to the Plan; and

     (iii) There have been no material adverse changes in the financial position of Expresso Express as set forth in its financial statements for the financial statements dated as of September 30, 2001, except as set forth in Exhibit F to the Plan.


THE EXPRESSO EXPRESS


/s/Jennifer Baker
   Jennifer Baker, Owner



Exhibit 3.1

                  CERTIFICATE OF AMENDMENT
                           OF
                  ARTICLES OF INCORPORATION

ILN Pelham Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Texas, does hereby certify:


FIRST: That at a meeting of the Board of Directors of ILN Pelham Corporation, resolutions were duly adopted on October 2, 2001, setting forth a proposed amendment of the Articles of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment was as followed:



RESOLVED, that the Articles of Incorporation of ILN Pelham
Corporation be amended by changing the name "ILN Pelham
Corporation" to "Expresso Express, Inc." in ARTICLE ONE so that, as amended, said Articles shall be and read as followed:



     ARTICLE ONE, The name of the Corporation is Expresso
     Express, Inc.



SECOND: That there were 25,000,000 shares of common stock outstanding and entitled to vote.


THIRD: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the shareholders of said corporation was duly called and held. The amendment of ARTICLE ONE was adopted by unanimous written consent of all shareholders, in accordance with article 9.10 of the Texas Business Corporations Act, and any written notice required by such article had been given.



FOURTH: That said amendment was duly adopted in accordance with the provisions of the Texas Business Corporations Act.



FIFTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.



IN WITNESS WHEREOF, the President of the Corporation has executed this Certificate of Amendment on October 2, 2001.


                             /s/ Jennifer Baker
                                 Jennifer Baker, President



Exhibit 3.2

        MINUTES OF THE BOARD OF DIRECTORS MEETING
              FOR ILN PELHAM CORPORATION

DATE: October 2, 2001
TIME: 10:30am
PLACE: 15007 Grove Gardens, Houston, TX 77082

BOARD MEMBERS PRESENT:

Henry L. Jan          	PRESIDENT, SECRETARY, & DIRECTOR

ALSO PRESENT WAS:

ILN Industries, LLC.    SOLE SHAREHOLDER OF PELHAM

RESOLVED, that the Company exchange the assets of The Expresso Express ("Expresso Express")described in Exhibit B in consideration of 20,000,000 "restricted" and "unregistered" shares of the $0.0001 mill par value common stock of the Company and assume the liabilities of Expresso Express described in Exhibit B of the Agreement and Plan of Reorganization (the "Plan") between the Company, and the sole owner of Expresso Express, presented to a meeting of the Board of Directors;

FURTHER, RESOLVED, that in the good faith judgment of the directors, the acquisition of the assets listed in Exhibit B and the assumption of the liabilities listed in Exhibit B as contemplated by the Plan is fair, just and equitable, and in the best interest of the stockholders of the Company;

FURTHER, RESOLVED, that such shares, when issued, be deemed validly issued, fully paid and non-assessable;

FURTHER, RESOLVED, that the delivery of such shares be subject to the execution and delivery of the Plan by each such stockholder who is party to the Plan and Expresso Express; and compliance by Expresso Express with all of the terms and provisions thereof prior to Closing;

FURTHER, RESOLVED, that the officers of the Company be and they hereby are authorized and directed to execute and deliver the Plan and all other documents required or deemed necessary to complete the Plan for and on behalf of the Company pursuant to which the Company shall acquire the assets and assume the liabilities described in Exhibit B to the Plan in exchange for shares of the Company in a reorganization within the meaning of
Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended;

FURTHER, RESOLVED, that on Closing, the following persons nominated by the sole proprietor dba Expresso Express will be designated as the directors of the Company, to serve until the next annual meeting of the stockholders and until their successors are elected and qualify, or until his earlier resignation or termination: Jennifer Baker and Simon Gaunt.

FURTHER, RESOLVED, that Jennifer Baker, be elected as President;
Simon Gaunt be elected as Treasurer and Secretary.

FURTHER, RESOLVED, if the Plan is completed as contemplated, the Company accept the resignation of Henry L. Jan effective on the Closing.




Date: 10-02-01                            /s/ Henry Jan
                                              Henry L. Jan